Summary Prospectus January 1, 2024
American Century® Emerging Markets Bond ETF

Ticker: AEMB	Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2024 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2023. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks to provide current income and capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.43%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$44	$138	$241	$543
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s net assets, plus any borrowings for investment purposes, in debt securities related to emerging market countries. Debt securities in which the fund invests include sovereign and quasi-sovereign debt, emerging markets corporate debt securities, and emerging markets debt investments. Emerging markets debt investments include emerging markets derivatives whose reference securities are corporate and sovereign debt securities. Investments are predominantly made in instruments denominated in U.S. dollars but the fund may also invest in securities denominated in local emerging markets currency. The portfolio managers select investments for the fund using proprietary fundamental research, quantitative model inputs and qualitative assessments that consider multiple inputs such as macroeconomic factors, country and fundamental issuer analysis, and market and relative value.
The fund considers an emerging market country to be any country other than a developed country. However, the fund typically invests in the subset of emerging markets countries that comprise the JP Morgan EMBI Global Diversified Index. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
The fund invests in both investment-grade and high-yield debt securities. Investment grade securities are those that have been rated in one of the top four credit quality categories by an independent rating agency or determined by the advisor to be of comparable credit quality. High-yield securities, which are also known as “junk bonds,” are those that have been rated by an independent rating agency below the highest four categories or determined by the advisor to be of similar quality. The fund has no average maturity or duration limitations.
The fund also may invest in derivative instruments such as interest rate futures contracts. The fund may use derivative instruments to earn income, enhance returns, increase liquidity, manage target duration, gain exposure to certain instruments or markets, and/or hedge its exposure to particular investments.
The portfolio managers may engage in hedging of portfolio positions, which usually involves entering into a derivative transaction that has the opposite characteristic of the position being hedged. The net effect of these two positions is intended to reduce or eliminate the exposure created by the first position.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. To determine whether to buy or sell a security, the portfolio managers consider the fund requirements and standards described above, along with economic conditions, alternative investments, interest rates and various credit metrics.
Principal Risks
•Foreign Securities Risk — Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Emerging Market Risk — Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business, and social framework to support securities markets. Additionally, certain jurisdictions do not provide the PCAOB with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.
•Currency Risk — Because the fund may invest in securities denominated in foreign currencies, the fund may be subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Sovereign Debt Risk — Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no bankruptcy process for collecting sovereign debt and legal remedies may be limited and onerous to pursue.
•Interest Rate Risk — Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund is more susceptible to interest rate changes than funds that have shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk — The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•High-Yield Risk — Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. Investment in high-yield securities is inherently speculative.

•Derivatives Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge. In addition, derivatives can create economic leverage in the fund’s portfolio, which may result in significant volatility and cause the fund to participate in losses (as well as gains) in an amount that exceeds the fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Futures contracts may experience dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency.
•Cash Transactions Risk — The fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees and taxes will be higher than if the fund sold and redeemed shares in-kind.
•Liquidity Risk — During periods of market turbulence or unusually low trading activity, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•Market Risk — The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the issuers whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancenturyetfs.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (4Q 2022): 8.37% Lowest Performance Quarter (2Q 2022): -11.90%
As of September 30, 2023, the most recent calendar quarter end, the fund’s year-to-date return was -1.07%.

Average Annual Total Returns For the calendar year ended December 31, 2022	1 year	Since Inception	Inception Date
American Century Emerging Markets Bond ETF Shares
Return Before Taxes	-17.56%	-12.83%	06/29/2021
Return After Taxes on Distributions	-19.36%	-14.59%	06/29/2021
Return After Taxes on Distributions and Sale of Fund Shares	-10.38%	-10.36%	06/29/2021
JPMorgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-17.78%	-12.81%	—
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.
Thomas Youn, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014.
Rajat Ahuja, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2021.

Purchase and Sale of Fund Shares
The fund is an ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2024 American Century Proprietary Holdings, Inc. All rights reserved.
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